Exhibit 1.6
THE SOUTHERN COMPANY

UNDERWRITING AGREEMENT

35,000,000 2025 Series A Equity Units
(Initially Consisting of 35,000,000 2025 Series A Corporate Units)

November 3, 2025
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

To the Addressees:
The Southern Company, a Delaware corporation (the “Company”), confirms its agreement (the “Agreement”) with you and the other Underwriters named in Schedule I hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 12 hereof) for whom you are acting as representatives (in such capacity you shall hereinafter be referred to as the “Representatives”), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 35,000,000 equity units (the “Initial Equity Units”) comprised of 35,000,000 corporate units (the “Initial Corporate Units”) as set forth in Schedule I hereto. The Company also grants to the Underwriters an option to purchase up to an additional 5,000,000 equity units (the “Option Equity Units”) comprised of up to 5,000,000 corporate units (the “Option Corporate Units”) as described in Section 3(a) hereof. The Initial Equity Units and the Option Equity Units are herein referred to collectively as the “Equity Units” and the Initial Corporate Units and the Option Corporate Units are herein referred to collectively as the “Corporate Units.”
The Company understands that the Underwriters propose to make a public offering of the Corporate Units as soon as the Representatives deem advisable after this Agreement has been executed and delivered.
SECTION 1. DESCRIPTION OF THE CORPORATE UNITS. Each Corporate Unit has a stated amount of $50 (the “Stated Amount”) and initially consists of (i) a stock purchase contract (a “Purchase Contract”) issued by the Company pursuant to which the holder thereof will agree to purchase from the Company and the Company will agree to sell to the holder thereof on December 15, 2028, subject to earlier settlement or termination, or if such day is not a business day, the following business day (the “Purchase Contract Settlement Date”), for an amount of cash equal to the Stated Amount, shares of the Company’s common stock, par value $5 per share (the

“Common Stock”), to be calculated pursuant to the Purchase Contract and Pledge Agreement (as hereinafter defined) and (ii) (a) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025B Remarketable Senior Notes due December 15, 2030 (the “Series 2025B Notes”) and (b) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025C Remarketable Senior Notes due December 15, 2033 (the “Series 2025C Notes” and, together with the Series 2025B Notes, the “Notes”).
The Series 2025B Notes will be issued pursuant to a Senior Note Indenture, dated as of January 1, 2007 (the “Base Indenture”), by and between the Company and Computershare Trust Company, N.A., as successor trustee (the “Trustee”), as heretofore amended and supplemented and as to be further supplemented by a thirty-fifth supplemental indenture, dated as of November 6, 2025, to the Base Indenture relating to the Series 2025B Notes (the “Thirty-Fifth Supplemental Indenture”), between the Company and the Trustee.
The Series 2025C Notes will be issued pursuant to the Base Indenture, as heretofore amended and supplemented and as to be further supplemented by a thirty-sixth supplemental indenture, dated as of November 6, 2025, to the Base Indenture relating to the Series 2025C Notes (the “Thirty-Sixth Supplemental Indenture” and, together with the Thirty-Fifth Supplemental Indenture, the “Supplemental Indentures”), between the Company and the Trustee. The Supplemental Indentures and the Base Indenture are herein referred to collectively as the “Indenture.”
The Purchase Contracts will be issued pursuant to the Purchase Contract and Pledge Agreement, to be dated as of November 6, 2025 (the “Purchase Contract and Pledge Agreement”), among the Company and U.S. Bank Trust Company, National Association, as purchase contract agent (the “Purchase Contract Agent”) and attorney-in-fact for the holders of the Corporate Units, U.S. Bank Trust Company, National Association, as collateral agent (the “Collateral Agent”), U.S. Bank Trust Company, National Association, as the custodial agent (the “Custodial Agent”), and U.S. Bank Trust Company, National Association, as the securities intermediary (the “Securities Intermediary”). The Notes will be pledged by the Purchase Contract Agent, on behalf of the holders of the Corporate Units, to the Collateral Agent to secure the holders’ obligations to purchase Common Stock pursuant to the Purchase Contracts. The shares of Common Stock issuable pursuant to the Purchase Contracts are hereinafter called the “Shares.”
The term “Operative Documents” means the Purchase Contract and Pledge Agreement (including the Purchase Contracts), the Notes, the Indenture and the Corporate Units.
SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Underwriters as follows:
(a)    A registration statement on Form S-3 (File No. 333-277138) in respect of the Corporate Units and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, became effective upon filing with the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a “Preliminary Prospectus”); such registration statement as used with respect to the Corporate Units, including the information deemed a part thereof pursuant to Rule 430B(f)(1) under the 1933 Act on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such Section applies to the Company and the Underwriters for the Corporate Units pursuant to Rule 430B(f)(2) under the 1933 Act (the “Effective Date”), including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the Effective Date, being hereinafter called the “Registration Statement”; the base prospectus relating to the Corporate Units and certain other securities of the Company, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Corporate Units, being hereinafter called the “Base Prospectus”; the Base Prospectus as amended and supplemented by a preliminary prospectus supplement dated November 3, 2025 relating to the Corporate Units, which has been filed with the Commission pursuant to Rule 424(b) under the 1933 Act, as it may be further amended and supplemented immediately prior to the Applicable Time (as hereinafter defined), is hereinafter called the “Pricing Prospectus”; the Base Prospectus as amended or supplemented in final form, including by a prospectus supplement relating to the Corporate Units in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with Section 5(e) hereof is hereinafter called the “Final Supplemented Prospectus”; any reference herein to any Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.
For purposes of this Agreement, the “Applicable Time” is 9:55 P.M. (New York time) on the date of this Agreement; the documents listed in Schedule II-A, taken together and attached hereto, are collectively referred to as the “Pricing Disclosure Package.” The term “Limited Use Free Writing Prospectus” shall mean any “written communication” (as defined by Rule 405 under the 1933 Act) in addition to the Pricing Disclosure Package the use of which has been consented to by the Company and the Representatives as listed in Schedule II-B hereto, including any recorded road show.

(b)    The documents incorporated by reference in the Registration Statement or the Pricing Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, as of such time of filing, when read together with the Pricing Prospectus and any Permitted Free Writing Prospectus (as defined in Section 4(a) hereof), none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Supplemented Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Final Supplemented Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use in the Pricing Prospectus, any Permitted Free Writing Prospectus and the Final Supplemented Prospectus; and (B) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the captions “Certain Provisions of the Purchase Contract and Pledge Agreement—Book-Entry Issuance—The Depository Trust Company,” “Certain Provisions of the Purchase Contract and Pledge Agreement—Global Clearance and Settlement Procedures,” “Description of the Remarketable Senior Notes—Book-Entry Issuance—The Depository Trust Company” and “Description of the Remarketable Senior Notes—Global Clearance and Settlement Procedures.”
(c)    The Registration Statement and the Final Supplemented Prospectus comply, and any further amendments or supplements thereto, when any such amendments become effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (as hereinafter defined) and the General Rules and Regulations of the Commission thereunder and the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus do not and will not, (i) as of the Effective Date as to the Registration Statement and any amendment thereto, (ii) as of the Applicable Time as to the Pricing Disclosure Package and (iii) as of the date of the Final Supplemented Prospectus as to the Final Supplemented Prospectus or as of the date when any supplement is filed as to the Final Supplemented Prospectus as further supplemented or as of the Closing Date (as hereinafter defined) or the Option Closing Date (as hereinafter defined) as to the Final Supplemented Prospectus or the Final Supplemented Prospectus as it may be further supplemented as provided above, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the case of the Registration Statement and any amendment thereto, and, in light of the circumstances under which they were made, not misleading in the case of the Pricing Disclosure Package and the Final Supplemented Prospectus as further supplemented; except that the Company makes no warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “1939 Act”); (B) any statements or omissions made in a Permitted Free Writing Prospectus, the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein; or (C) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the captions “Certain Provisions of the Purchase Contract and Pledge Agreement—Book-Entry Issuance—The Depository Trust Company,” “Certain Provisions of the Purchase Contract and Pledge Agreement—Global Clearance and Settlement Procedures,” “Description of the Remarketable Senior Notes—Book-Entry Issuance—The Depository Trust Company” and “Description of the Remarketable Senior Notes—Global Clearance and Settlement Procedures.”
(d)    (i) Each Permitted Free Writing Prospectus listed on Schedule II-A hereto, if any, does not include anything that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus and each such Permitted Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statements or omissions made in a Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein.
(ii) The Limited Use Free Writing Prospectus listed on Schedule II-B hereto does not include anything that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus and the Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statements or omissions made in the Limited Use Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein.
(e)    With respect to the Registration Statement, (i) the Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 under the 1933 Act), (ii) the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act objecting to the use of the automatic shelf registration statement and (iii) the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.
(f)    (A) At the time of filing of the Registration Statement, (B) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the 1933 Act) made any offer relating to the Corporate Units in reliance on the exemption of Rule 163 under the 1933 Act, the Company was a “well-known seasoned issuer” (as defined in Rule 405 under the 1933 Act).

(g)    At the determination date for purposes of the Corporate Units within the meaning of Rule 164(h) under the 1933 Act, the Company was not an “ineligible issuer” as defined in Rule 405 under the 1933 Act.
(h)    Since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business.
(i)    The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Operative Documents and to issue and sell the Corporate Units to the Underwriters.
(j)    This Agreement has been duly authorized, executed and delivered by the Company.
(k)    The Indenture has been duly authorized by the Company and, on the Closing Date and on the Option Closing Date, as applicable, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing Date and on the Option Closing Date, as applicable, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the “Enforceability Exceptions”); the Indenture will conform in all material respects to all statements relating thereto contained in the Pricing Disclosure Package and the Final Supplemented Prospectus; and, on the Closing Date and on the Option Closing Date, the Indenture will have been duly qualified under the 1939 Act.
(l)    The issuance and delivery of the Notes have been duly authorized by the Company and, when issued and authenticated pursuant to the Indenture and delivered pursuant to this Agreement, the Notes will constitute valid and legally binding obligations of the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus.
(m)    The Equity Units have been duly authorized by the Company. The issuance of the Equity Units is not subject to any preemptive or similar rights under (A) the statutes, judicial and administrative decisions, and the rules and regulations of the governmental agencies of the State of Delaware, (B) the Company’s Restated Certificate of Incorporation or Amended and Restated By-Laws or (C) any instrument, document, contract or other agreement filed as an exhibit to the Registration Statement.

(n)    The Purchase Contract and Pledge Agreement has been duly authorized by the Company and, on the Closing Date and on the Option Closing Date, as applicable, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Purchase Contract and Pledge Agreement by the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary, the Purchase Contract and Pledge Agreement will, on the Closing Date and on the Option Closing Date, as applicable, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions.
(o)    The Shares to be issued and sold by the Company upon settlement of the Purchase Contracts have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contract and Pledge Agreement, will be duly authorized, validly issued, fully paid and non-assessable. The Shares will not be subject to any preemptive or similar rights under (A) the statutes, judicial and administrative decisions, and the rules and regulations of the governmental agencies of the State of Delaware, (B) the Company’s Restated Certificate of Incorporation, as amended, or Amended and Restated By-Laws or (C) any instrument, document, contract or other agreement filed as an exhibit to the Registration Statement. The Shares will conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus.
(p)    The Company is not and, after giving effect to the offering and sale of the Corporate Units and the application of the proceeds as described in the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(q)    The execution, delivery and performance by the Company of this Agreement and the Operative Documents and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the Restated Certificate of Incorporation, as amended, or Amended and Restated By-Laws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement or the Operative Documents), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties.
(r)    No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Corporate Units or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder, (B) the qualification of the Indenture under the 1939 Act and (C) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws.
(s)    The financial statements of the Company incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis (except that the unaudited financial statements incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Pricing Prospectus and the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated by reference in the Registration Statement.
(t)    Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or subsidiary of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person that, at the time of such financings, is subject to any U.S. sanctions administered by OFAC.
SECTION 3.     SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING; SELLING RESTRICTIONS.
(a)    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per Corporate Unit of $49.125, the number of Initial Corporate Units set forth opposite the name of such Underwriter (plus any additional Initial Corporate Units that such Underwriter may become obligated to purchase pursuant to the provisions of Section 12 hereof). In addition, subject to the terms and conditions in this Agreement (including the representations and warranties herein contained), the Company grants to the Underwriters an option (the “Option”) to purchase, at their election, 5,000,000 Option Corporate Units at the same purchase price per Option Corporate Unit as the Underwriters shall pay for the Initial Corporate Units. The Option hereby granted may be exercised once (such exercise being for purposes of covering over-allotments which may be made in connection with the offering and distribution of the Initial Corporate Units), in whole or in part, provided that in no event shall the Option Closing Date (as defined herein) occur on a date that is later than the last day in the 13-calendar day period beginning on, and including, the Closing Date (the “Option Closing Period”). Each Underwriter shall be permitted to purchase, severally and not jointly, that amount of Option Corporate Units which bears the same relation to the total amount of Option Corporate Units as the amount of

Initial Corporate Units purchased by such Underwriter bears to the total amount of Initial Corporate Units.
(b)    Payment of the purchase price and delivery of the Initial Corporate Units and the Option Corporate Units (if the Option shall have been exercised on or before the business day prior to the Closing Date) shall be made at the offices of Southern Company Services, Inc., 30 Ivan Allen Jr. Blvd., NW, Atlanta, Georgia 30308 at 10:00 A.M., New York time, on November 6, 2025 (unless postponed in accordance with the provisions of Section 12 hereof) or such other time, place or date as shall be agreed upon by the Underwriters and the Company. Such time and date of payment and delivery of the Initial Corporate Units and the Option Corporate Units (if applicable) is herein called the “Closing Date.” Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of the Initial Corporate Units and the Option Corporate Units (if applicable) to BofA Securities, Inc. on behalf of all of the Underwriters. It is understood that each Underwriter has authorized BofA Securities, Inc., for each Underwriter’s account, to accept delivery of, receipt for, and make payment of, the Initial Corporate Units and Option Corporate Units (if applicable) which each Underwriter has agreed to purchase. BofA Securities, Inc., individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the total number of Initial Corporate Units and the Option Corporate Units (if applicable) to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.
(c)    If the Option is exercised after the business day prior to the Closing Date, payment of the purchase price and delivery of the Option Corporate Units shall be made at the offices of Southern Company Services, Inc., 30 Ivan Allen Jr. Blvd., NW, Atlanta, Georgia 30308 at 10:00 A.M., New York time, on the date specified by the Representatives (which shall be at least one business day after the exercise of the Option and no later than the last day of the Option Period). If settlement for the Option Corporate Units occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Corporate Units (the “Option Closing Date”), and the obligation of the Underwriters to purchase the Option Corporate Units shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such Option Closing Date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.
(d)    The delivery of the Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Representatives shall accept such delivery.
The certificates for the Notes will be made available for examination by the Representatives not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date or the Option Closing Date, as applicable.
(e)    (i) Each Underwriter will not offer, sell or deliver any of the Corporate Units, directly or indirectly, or distribute the Pricing Prospectus, the Final Supplemented Prospectus or any other offering material relating to the Corporate Units, in or from any jurisdiction except under circumstances that will, to the best of such Underwriter’s knowledge and belief, result in compliance with the applicable laws and regulations and which will not impose any obligations on the Company except as set forth in this Agreement.
(ii) Each Underwriter will sell the Corporate Units in Canada only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.
(iii) In relation to each member state of the European Economic Area (“EEA”), each Underwriter has not offered, sold or otherwise made available and will not offer, sell or otherwise make available to any retail investor in the EEA, the Corporate Units.
For the purposes of paragraph (iii), a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended).
(iv) In relation to the United Kingdom (“UK”), each Underwriter has not offered, sold or otherwise made available and will not offer, sell or otherwise make available to any retail investor in the UK any of the Corporate Units.
For the purposes of paragraph (iv), a “retail investor” means a person who is one (or more) of the following: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended, the “EUWA”); (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA.
Each Underwriter (A) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Corporate Units in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (B) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Corporate Units in, from or otherwise involving the UK.
(vi)    Each Underwriter will not offer or sell any Corporate Units, directly or indirectly, in Japan or to, or for the account or benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to, or for the account or benefit of, others for re-offering or resale, directly or indirectly, in Japan or to, or for the account or benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law (Act No. 25 of 1948, as amended) and any other applicable laws, regulations and ministerial guidelines of Japan in effect at the relevant time.
(vii) Each Underwriter represents and agrees that the Corporate Units may not be offered, sold or delivered, directly or indirectly, in the Republic of Korea or to, or for the account or benefit of, any resident of the Republic of Korea (as defined in the Foreign Exchange Transactions Law of the Republic of Korea and its Enforcement Decree) or to others for re-offering or resale, except as otherwise permitted by applicable Korean laws and regulations.
(viii) Each Underwriter agrees that, in connection with the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Corporate Units, the Corporate Units may not be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor as defined in Section 4A of the Securities and Futures Act, 2001 of Singapore, as modified or amended from time to time (the “SFA”), pursuant to Section 274 of the SFA, (ii) to a relevant person (as defined in Section 275(2) of the SFA) pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA, and (where applicable) Regulation 3 of the Securities and Futures (Classes of Investors) Regulations 2018 of Singapore, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

(ix) Each Underwriter will not publicly distribute or otherwise make publicly available in Switzerland the Preliminary Prospectus, the Final Supplemented Prospectus or any other offering or marketing material relating to the Corporate Units.
(x) Each Underwriter has not registered and will not register the Corporate Units with the Financial Supervisory Commission of Taiwan, the Republic of China (“Taiwan”) pursuant to relevant securities laws and regulations. Each Underwriter represents and agrees that (A) the Corporate Units may not be sold, issued or offered within Taiwan through a public offering or in circumstances which constitutes an offer within the meaning of the Securities and Exchange Act of Taiwan or relevant laws and regulations that require a registration, filing or approval of the Financial Supervisory Commission of Taiwan and (B) no person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the Corporate Units in Taiwan.
(xi) Each Underwriter has not publicly offered, sold, promoted or advertised the Corporate Units, and will not publicly offer, sell, promote or advertise the Corporate Units, in the United Arab Emirates (the “UAE”) (including the Dubai International Financial Centre) other than in compliance with the laws of the UAE (and the Dubai International Financial Centre) governing the issue, offering and sale of securities.
SECTION 4. FREE WRITING PROSPECTUSES.

(a)    The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Corporate Units that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus and the Limited Use Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Corporate Units that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus, the Limited Use Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433 under the 1933 Act or one or more free writing prospectuses through customary Bloomberg distribution that do not contain substantive changes from or additions to the information contained in the free writing prospectus, dated the date hereof, filed pursuant to Rule 433(d) under the 1933 Act relating to the Corporate Units (the “Pricing Term Sheet”); any such free writing prospectus (which shall include the Pricing Term Sheet but shall not include a Limited Use Free Writing Prospectus), the use of which has been consented to by the Company and the Representatives, is listed on Schedule II-A hereto and herein called a “Permitted Free Writing Prospectus.”
(b)    The Company agrees to prepare the Pricing Term Sheet, which shall be previously approved by the Representatives, and to file the Pricing Term Sheet pursuant to Rule 433(d) under the 1933 Act within the time period prescribed by such Rule.
(c)    The Company and the Underwriters have complied and will comply with the requirements of Rule 433 under the 1933 Act applicable to any free writing prospectus, including timely Commission filing where required and legending.
(d)    The Company agrees that if at any time following issuance of a Permitted Free Writing Prospectus or a Limited Use Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus or such Limited Use Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Representatives, which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in a Permitted Free Writing Prospectus or a Limited Use Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use therein.
(e)    The Company agrees that if there occurs an event or development as a result of which the Pricing Disclosure Package would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will notify the Representatives so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented.

SECTION 5.     COVENANTS OF THE COMPANY. The Company covenants with the Underwriters as follows:
(a)    The Company, on or prior to the Closing Date and the Option Closing Date, as applicable, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Representatives orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Underwriters sufficient conformed copies of the Registration Statement, the Base Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriters and, from time to time, as many copies of the Base Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.
(b)    The Company will furnish the Underwriters with written or electronic copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Corporate Units in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) shall be required by law in connection with the sale of any Corporate Units by an Underwriter, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Representatives, shall occur, which in the opinion of the Company or of Underwriters’ counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus, as the case may be, in order to make the Final Supplemented Prospectus not misleading in light of the circumstances when it (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Final Supplemented Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Corporate Units and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when the Final Supplemented Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Corporate Units after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representatives and Hunton Andrews Kurth LLP.
(c)    The Company will endeavor, in cooperation with the Underwriters, to qualify the Corporate Units for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.
(d)    The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in Rule 158) of the Registration Statement.
(e)    As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, the Company will file the Final Supplemented Prospectus, in a form approved by the Representatives, such approval not to be unreasonably withheld, with the Commission and will advise the Representatives of such filing and will confirm such advice in writing. Furthermore, the Company will make any other required filings pursuant to Rule 433(d)(1) under the 1933 Act within the time required by such Rule.
(f)    The Company shall not, directly or indirectly, (i) offer, issue, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Corporate Units, Purchase Contracts or shares of Common Stock or any security convertible into or exercisable or exchangeable for Corporate Units, Purchase Contracts or Common Stock (collectively, “Common Securities”), or file any Registration Statement under the 1933 Act with respect to any of the foregoing (other than a shelf registration statement from which no such securities are offered), or publicly announce the intention to do any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of Common Stock or of Common Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or such Common Securities, in cash or otherwise, for a period of 45 days from the date hereof without the Underwriters’ prior written consent other than (A) the sale of the Corporate Units under this Agreement, (B) any shares of Common Stock issued by the Company upon exercise of an option, warrant, or the conversion of a security outstanding on the date hereof; (C) any shares of Common Stock issued, or options to purchase such shares granted (or the filing of any registration statement relating to such shares or options) in connection with any of the Company’s or its subsidiaries’ employee benefit plans, employee stock purchase plans, non-employee director stock plans, dividend reinvestment plans, employee retirement plans and the Southern Investment Plan; (D) any issuance by the Company of Common Stock in connection with acquisitions that close more than 45 days after the date hereof or any acquisition in which the party or parties receiving the Common Stock agree to be bound by the restrictions of this Section 4(f); or (E) any issuance by the Company of Common Stock for settlement of any forward sales transactions pursuant to any forward confirmations entered into pursuant to the Company’s Distribution Agreement dated as of May 3, 2024 and outstanding on the date hereof.
(g)    If at any time when Corporate Units remain unsold by the Underwriters, the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the 1933 Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Corporate Units, in a form satisfactory to the Representatives, (iii) use its reasonable best efforts to cause such registration statement or post-effective amendment to be declared effective and (iv) promptly notify the Representatives of such effectiveness. The Company will take all other reasonable action necessary or appropriate to permit the public offering and sale of the Corporate Units to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.
(h)    The Company will use its best efforts to effect the listing of the Corporate Units on the New York Stock Exchange LLC (the “NYSE”).
SECTION 6.     PAYMENT OF EXPENSES. The Company will pay all expenses incidental to the performance of its obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Corporate Units, (iii) the fees and disbursements of the Company’s counsel and accountants, (iv) the qualification of the Corporate Units under securities laws in accordance with the provisions of Section 4(c) hereof, including filing fees and the reasonable fees and disbursements of Hunton Andrews Kurth LLP, counsel for the Underwriters, in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the Financial Industry Regulatory Authority, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary in connection with the Indenture, the Purchase Contract and Pledge Agreement and the Corporate Units including fees and disbursements of counsel for the Trustee in connection with the Indenture and (ix) the fees payable in connection with the listing of the Corporate Units with the NYSE.

Except as otherwise provided in Section 11 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Corporate Units including fees and disbursements of their counsel, Hunton Andrews Kurth LLP.
SECTION 7. CONDITIONS OF UNDERWRITERS’ OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Corporate Units are subject to the following conditions:
(a)    No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and on the Option Closing Date, as applicable, and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Pricing Prospectus or the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Pricing Prospectus and the Final Supplemented Prospectus, and any such supplement, as applicable, shall have been filed in the manner and within the time period required by Rule 424. The pricing term sheet contemplated by Section 4(b) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act, shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by Rule 433.
(b)    The representations and warranties in Section 2 hereof are true and correct on the date hereof.
(c)    On the Closing Date and on the Option Closing Date, as applicable, the Representatives shall have received:
(1)    The opinion and related disclosure letter, each dated the Closing Date or the Option Closing Date, as applicable, of Troutman Pepper Locke LLP, counsel for the Company, substantially in the forms attached hereto as Schedule V.
(2)    The opinion, dated the Closing Date or the Option Closing Date, as applicable, of Emmet, Marvin & Martin, LLP, counsel to the Trustee, substantially in the form attached hereto as Schedule VI.
(3)    The opinion and related disclosure letter, each dated the Closing Date or the Option Closing Date, as applicable, of Hunton Andrews Kurth LLP, counsel for the Underwriters, substantially in the forms attached hereto as Schedule VII.
(d)    On the Closing Date and on the Option Closing Date, as applicable, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President, any Vice President or the Treasurer of the Company, and dated as of the Closing Date or the Option Closing Date, as applicable, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date or the Option Closing Date, as applicable, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date or the Option Closing Date, as applicable and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering have been initiated or, to the knowledge of the Company, threatened by the Commission.
(e)    The Representatives shall have received on the date hereof and shall receive on the Closing Date and on the Option Closing Date, as applicable, from Deloitte & Touche LLP, a letter or letters addressed to the Representatives (which may refer to letters previously delivered to the Representatives) dated the respective dates of delivery thereof to the effect that: (A) they are an independent registered public accounting firm with respect to the Company within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) on the basis of certain limited procedures performed through a specified date not more than three business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the standards of the Public Company Accounting Oversight Board (United States) for a review of interim financial statement information as described in PCAOB AS 4105, “Reviews of Interim Financial Information,” on the unaudited financial statements, if any, of the Company incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, and on the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters’ purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, for them to be in conformity with GAAP; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the audited or unaudited amounts for Operating Revenues and Consolidated Net Income Attributable to Southern Company set forth in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, do not agree with the amounts set forth in or derived from the audited or unaudited financial statements for the same period included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than three business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-

term debt of the Company or any decrease in net assets as compared with amounts shown in the latest audited or unaudited balance sheet incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, except in each case for changes or decreases which (i) the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, disclose have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs under existing pollution control financing arrangements, (iv) are occasioned by regularly scheduled payments of finance lease obligations, (v) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (vi) are occasioned by the reclassification of current maturities of long-term debt, (vii) are occasioned by the amortization of debt issuance costs or (viii) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues and Consolidated Net Income Attributable to Southern Company for any calendar quarter subsequent to those set forth in (3) above, which, if available, shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts included or incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable.
(f)    On the Closing Date and on the Option Closing Date, as applicable, Hunton Andrews Kurth LLP, counsel for the Underwriters, shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Corporate Units as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Corporate Units as herein contemplated shall be satisfactory in form and substance to the Representatives and Hunton Andrews Kurth LLP, counsel for the Underwriters.
(g)    No amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Hunton Andrews Kurth LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Underwriter) which, in the reasonable judgment of the Representatives, shall materially impair the marketability of the Corporate Units.
(h)    The Company shall have performed its obligations when and as provided under this Agreement.
(i)    On the Closing Date, the Corporate Units shall have been approved for listing on the NYSE upon official notice of issuance.
(j)    Each of the executive officers and directors of the Company listed in Schedule III hereto shall have entered into an agreement substantially in the form attached hereto as Schedule IV and such agreement shall be in full force and effect as of the Closing Date and the Option Closing Date, as applicable.

If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time prior to the Closing Date or the Option Closing Date, as applicable, and such termination shall be without liability of any party to any other party except as provided in Sections 6, 9 and 11(b) hereof.
SECTION 8. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.
The obligations of the Company shall be subject to the conditions set forth in the first sentence of Section 7(a) hereof. In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6, 9 and 11(b) hereof.
SECTION 9. INDEMNIFICATION.
(a)    The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, and to reimburse any such Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Limited Use Free Writing Prospectus, any Preliminary Prospectus, the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in the Limited Use Free Writing Prospectus, any Preliminary Prospectus, the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus as so amended or supplemented, or in any free writing prospectus used by the Company other than a Permitted Free Writing Prospectus or the Limited Use Free Writing Prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Limited Use Free Writing Prospectus, Registration Statement, Preliminary Prospectus, Base Prospectus, Pricing Prospectus, Permitted Free Writing Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives for use therein. Each Underwriter agrees to promptly notify the Company in writing of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 9, but the omission of such Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to such Underwriter or to such controlling person under this Section 9(a) except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Company shall not relieve it from any liability which it may have to the Underwriters or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 9. In case any such action shall be brought against an Underwriter or any such person controlling such Underwriter and such Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel reasonably satisfactory to the Underwriters, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been authorized in writing by the Company in connection with defending such action, (ii) the Underwriters or such controlling person reasonably conclude that representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest with the Company, (iii) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party, or (iv) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Company, it being understood, however, that the Company shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time or for fees and expenses that are not reasonable. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.
(b)    Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 9(a) hereof, but only with respect to alleged untrue statements or omissions made in the Limited Use Free Writing Prospectus, the Registration Statement, the Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives for use therein.
SECTION 10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Corporate Units to the Underwriters.
SECTION 11. TERMINATION OF AGREEMENT.
(a)    The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the NYSE shall have been generally suspended or there shall have been a material disruption in settlement in securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the NYSE by the Commission or by the NYSE, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Representatives, the offering, sale or delivery of the Corporate Units on the terms and in the manner contemplated by this Agreement and the Final Supplemented Prospectus shall have been materially impaired.
(b)    If this Agreement shall be terminated by the Representatives pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters for the reasonable fees and disbursements of Hunton Andrews Kurth LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Corporate Units and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 5 and 8 hereof.
SECTION 12. DEFAULT BY AN UNDERWRITER. If an Underwriter shall fail on the Closing Date or the Option Closing Date, as applicable, to purchase the Corporate Units that it is obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:
(a)    if the number of Defaulted Securities does not exceed 10% of the Corporate Units, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or
(b)    if the number of Defaulted Securities exceeds 10% of the Corporate Units, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.
In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or in any other documents or arrangements.
SECTION 13. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention: Syndicate Department, Email: dg.ecm_execution_services@bofa.com, with a copy to ECM Legal, Email: dg.ecm_legal@bofa.com, J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10179, Attention: Equity Syndicate Desk, 9th Floor, Fax No.: (212) 834-6081 and Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, New York 10020, Attention: Equity Capital Markets, Email: us-ecm@mizuhogroup.com; notices to the Company shall be mailed to 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: J. Seth Blocker.
SECTION 14. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Corporate Units from any of the Underwriters shall be deemed to be a successor by reason merely of such purchase. The Company acknowledges and agrees that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Underwriters have arms-length business relationships that create no fiduciary duty on the part of any party and each expressly disclaims any fiduciary or financial advisory relationship.
SECTION 15. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York time.
SECTION 16. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “delivery” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
SECTION 17. RECOGNITION OF THE U.S. SPECIAL RESOLUTION REGIMES.
(a)    In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(1)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(2)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(3)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

SECTION 18. COMPLIANCE WITH USA PATRIOT ACT. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

Very truly yours,
THE SOUTHERN COMPANY
By:  /s/ Jon P. Haygood
Name: Jon P. Haygood
Title:    Assistant Treasurer

CONFIRMED AND ACCEPTED,
as of the date first above written
BofA SECURITIES, INC.

By:  /s/ John Lau
Name: John Lau
Title: Managing Director

J.P. MORGAN SECURITIES LLC

By:  /s/ Gaurav Maria
Name: Gaurav Maria
Title: Managing Director

MIZUHO SECURITIES USA LLC

By:  /s/ James Watts
Name: James Watts
Title: Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE I

Name of Underwriter	Total Number of Initial Corporate Units to be Purchased
BofA Securities, Inc.	7,700,000
J.P. Morgan Securities LLC	7,700,000
Mizuho Securities USA LLC	7,700,000
Citigroup Global Markets Inc.	1,575,000
Goldman Sachs & Co. LLC	1,575,000
Morgan Stanley & Co. LLC	1,575,000
Wells Fargo Securities, LLC	1,575,000
Barclays Capital Inc.	875,000
MUFG Securities Americas Inc.	875,000
RBC Capital Markets, LLC	875,000
Scotia Capital (USA) Inc.	875,000
Truist Securities, Inc.	875,000
BMO Capital Markets Corp.	612,500
Santander US Capital Markets LLC	612,500

TOTAL:	35,000,000
I-1

SCHEDULE II-A
PRICING DISCLOSURE PACKAGE

1)	Prospectus dated February 16, 2024
2)	Preliminary Prospectus Supplement dated November 3, 2025 (which shall be deemed to include documents incorporated by reference therein)
3)	Permitted Free Writing Prospectuses
a) Pricing Term Sheet

II-A-1

SCHEDULE II-B

LIMITED USE FREE WRITING PROSPECTUS

1)    Investor Presentation Slideshow, dated November 3, 2025

II-B-1

Schedule III
PERSONS SUBJECT TO LOCK-UP
Directors

Dr. Janaki Akella
Shantella E. Cooper
Anthony F. Earley, Jr.
James O. Etheredge
David J. Grain
Donald M. James
John D. Johns
Dr. Dale E. Klein
David E. Meador
William G. Smith, Jr.
Kristine L. Svinicki
Lizanne Thomas
John M. Turner, Jr.

Executive Officers

Bryan D. Anderson
Pedro Cherry
Stan W. Connally, Jr.
Christopher Cummiskey
Sloane N. Drake
Kimberly S. Greene
James Y. Kerr II
Matthew M. Kim
J. Jeffrey Peoples
David P. Poroch
Peter P. Sena III
Sterling A. Spainhour
Christopher C. Womack

III-1

Schedule IV
FORM OF LOCK-UP AGREEMENT

THE SOUTHERN COMPANY

LOCK-UP AGREEMENT

Date

BofA Securities, Inc.
One Bryant Park
New York, New York 10036

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

Re: The Southern Company - Lock-Up Agreement

To the Addressees:

The undersigned understands that you, as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with The Southern Company, a Delaware corporation (the “Company”), providing for a public offering (the “Public Offering”) of Equity Units of the Company (the “Equity Units”) pursuant to a Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”).
In consideration of the agreement by the Underwriters to offer and sell the Equity Units, the undersigned agrees that, except as expressly agreed in writing by each of the Representatives, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 45 days after the date of the Final Supplemented Prospectus (as defined in the Underwriting Agreement) (the “Cut-off Date”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Subject Shares (as hereinafter defined), or any options or warrants to purchase any Subject Shares, or any securities convertible into, exchangeable for or that represent the right to receive Subject Shares or publicly announce the intention to do any of the foregoing.
The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the undersigned’s Subject Shares even if such Subject Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the undersigned’s Subject Shares or with respect to any security that includes, relates to or derives any significant part of its value from such Subject Shares.
The term “Subject Shares” means (i) shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC and (ii) shares of Common Stock acquired prior to the Cut-Off Date under any employee or director compensation plan of the Company or under any employee or shareholder investment plan of the Company.
Notwithstanding the foregoing, the undersigned may (i) sell Subject Shares, including through the exercise of stock options, under a Rule 10b5-1 plan that was in effect prior to the date of this Lock-Up Agreement; provided that if such sales are required to be reported on Form 4 pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the Cut-Off Date or the undersigned voluntarily effects any public filing or report regarding such sales prior to the Cut-Off Date, then the undersigned shall disclose in such filing or report that such sale was made pursuant to an existing Rule 10b5-1 plan; (ii) enter into a new Rule 10b5-1 plan, provided that no sales or other distributions pursuant to a new Rule 10b5-1 plan may occur until after the Cut-Off Date; (iii) sell or surrender to the Company any options or Subject Shares underlying options or any restricted stock in order to pay the exercise price or taxes associated with the exercise of options or vesting of restricted stock; provided that if such transactions are required to be reported on Form 4 pursuant to Section 16(a) of the Exchange Act prior to the Cut-Off Date or the undersigned voluntarily effects any public filing or report regarding such transactions prior to the Cut-Off Date, then the undersigned shall disclose in such filing or report in the footnotes thereto the nature of the transaction; (iv) transfer by bona fide gift, including to charitable organizations; provided that if such transactions are required to be reported on Form 4 pursuant to Section 16(a) of the Exchange Act prior to the Cut-Off Date or the undersigned voluntarily effects any public filing or report regarding such transactions prior to the Cut-Off Date, then the undersigned shall disclose in such filing or report that such transfer was a gift; (v) transfer by will or intestacy, or to affiliates or immediate family members, provided that the transferee agrees to be bound by the restrictions of this Lock-Up Agreement and no filing by any party (transferor or transferee) under the Exchange Act, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution; and (vi) take any action that is necessary or appropriate in order to effectuate any transaction by the Company that is permitted under this Lock-Up Agreement. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Subject Shares except in compliance with the foregoing restrictions.
This Lock-Up Agreement shall automatically terminate upon the earliest to occur, if any, of (1) the Representatives advising the Company in writing, prior to the execution of the

Underwriting Agreement, that they have determined not to proceed with the Public Offering, (2) the Company advising the Representatives in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Public Offering, and (3) termination of the Underwriting Agreement before the sale of any Equity Units to the Underwriters.
The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering of the Equity Units. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.
The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Equity Units and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the Representatives and the other Underwriters are not making a recommendation to you to enter into this Lock-Up Agreement, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.
This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.
Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

Schedule V
[Letterhead of TROUTMAN PEPPER LOCKE LLP]
November 6, 2025
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

As Representatives of the Several Underwriters
THE SOUTHERN COMPANY
35,000,000 2025 Series A Equity Units
(Initially Consisting of 35,000,000 2025 Series A Corporate Units)
To the Addressees:
We have acted as counsel to The Southern Company (the “Company”) in connection with the Company’s issuance of 35,000,000 equity units (the “Equity Units”); each Equity Unit consisting of (i) a stock purchase contract (a “Purchase Contract”) issued by the Company pursuant to which the holder thereof will agree to purchase from the Company and the Company will agree to sell to the holder thereof on December 15, 2028, subject to earlier settlement or termination, or if such day is not a business day, the following business day, for an amount of cash equal to $50, shares of the Company’s common stock, par value $5 per share (the “Shares”), to be calculated pursuant to the Purchase Contract and Pledge Agreement (as hereinafter defined) and (ii) (a) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025B Remarketable Senior Notes due 2030 (the “Series 2025B Notes”) and (b) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025C Remarketable Senior Notes due 2033 (the “Series 2025C Notes” and, together with the Series 2025B Notes, the “Notes”), pursuant to an Underwriting Agreement dated November 3, 2025 (the “Underwriting Agreement”) among the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). The Equity Units will initially be in the form of corporate units (the “Corporate Units”) and under certain circumstances, a holder may elect to create a treasury unit (a “Treasury Unit”) pursuant to the Purchase Contract and Pledge Agreement. Unless otherwise indicated, “Equity Units” refers to both Corporate Units and Treasury Units. The Series 2025B

Notes will be issued pursuant to the Senior Note Indenture, dated as of January 1, 2007 (the “Base Indenture”), by and between the Company and Computershare Trust Company, N.A., as successor trustee (the “Trustee”), as heretofore amended and supplemented and as further supplemented by a thirty-fifth supplemental indenture, dated as of November 6, 2025, to the Base Indenture relating to the Series 2025B Notes (the “Thirty-Fifth Supplemental Indenture”), between the Company and the Trustee. The Series 2025C Notes will be issued pursuant to the Base Indenture, as heretofore supplemented and as further supplemented by a thirty-sixth supplemental indenture, dated as of November 6, 2025, to the Base Indenture relating to the Series 2025C Notes (the “Thirty-Sixth Supplemental Indenture” and, together with the Thirty-Fifth Supplemental Indenture, the “Supplemental Indentures”), between the Company and the Trustee. The Supplemental Indentures and the Base Indenture are herein referred to collectively as the “Indenture.” This opinion letter is being delivered to you as Representatives pursuant to Section 7(b)(1) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In rendering the opinions expressed below, we have examined the following documents:
(a)     The Company’s registration statement on Form S-3 (File No. 333-277138) pertaining to the Corporate Units and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);
(b)     The Company’s prospectus dated February 16, 2024 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated November 3, 2025 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;
(c)     The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2024, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025 and the Current Reports on Form 8-K of the Company dated January 8, 2025, February 11, 2025, February 25, 2025, May 19, 2025, May 20, 2025 (three reports), May 21, 2025, July 1, 2025, July 10, 2025 and July 21, 2025 and the Current Reports on Form 8-K/A of the Company dated December 5, 2024 (filed February 11, 2025), February 11, 2025 (filed May 27, 2025) and July 10, 2025 (filed July 18, 2025) (together, the “Pricing Exchange Act Documents”);
(d)     The Company’s prospectus supplement dated November 3, 2025 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated November 3, 2025 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(e)     An executed copy of the Indenture;
(f)     An executed copy of the Purchase Contract and Pledge Agreement, dated as of November 6, 2025 (the “Purchase Contract and Pledge Agreement”), between the Company and U.S. Bank Trust Company, National Association, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary;
(g) An executed copy of the Underwriting Agreement;
(h)     The free writing prospectus prepared by the Company and filed with the Commission on November 3, 2025 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”); and
(i) The Company’s Restated Certificate of Incorporation, as amended, and Amended and Restated By-Laws.
The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificates representing the Corporate Units, the Treasury Units and the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.
The Indenture, the Purchase Contract and Pledge Agreement, the Purchase Contracts, the Notes and the Corporate Units are referred to collectively herein as the “Operative Documents.”
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Underwriting Agreement and the Operative Documents.
2.    The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.
3.    All orders, consents or other authorizations or approvals of the Commission legally required for the issuance and sale of the Corporate Units have been obtained; such orders are sufficient for the issuance and sale of the Corporate Units; the issuance and sale of the

Corporate Units conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval pursuant to the Delaware General Corporation Law or of any Georgia or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Corporate Units in accordance with the terms of the Underwriting Agreement.
4.    The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company’s obligations under the Indenture may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.    The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the Notes may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    The Corporate Units have been duly authorized and executed by the Company and, when authenticated by the Purchase Contract Agent in the manner provided in the Purchase Contract and Pledge Agreement and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the Corporate Units may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
7.    Each of the Operative Documents conforms as to legal matters in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.
8.    The Shares to be issued and sold by the Company upon settlement of the Purchase Contracts have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contract and Pledge Agreement, will be duly authorized, validly issued, fully paid and non-assessable and the issuance thereof will not be subject to preemptive or other similar rights of any shareholder of the Company under (A) the statutes, judicial and administrative decisions, and the rules and regulations of the governmental agencies of the State of Delaware, (B) the Company’s Restated Certificate of Incorporation or

Amended and Restated By-Laws or (C) any instrument, document, contract or other agreement filed as an exhibit to the Registration Statement.
9.    The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.
10.    The execution and delivery by the Company of the Indenture, the Purchase Contract and Pledge Agreement and the Underwriting Agreement and the issuance and sale by the Company of the Corporate Units and the Notes do not, and the compliance by the Company of its obligations under the Indenture, the Purchase Contract and Pledge Agreement and the Underwriting Agreement will not, result in any violation of the Restated Certificate of Incorporation, as amended, or Amended and Restated By-Laws of the Company, or conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument that has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 or any subsequent Exchange Act Document, (B) any existing applicable law, rule or regulation applicable to the Company (other than the securities or blue sky laws of any jurisdiction, as to which we express no opinion) or (C) any judgment, order or decree known to us of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company.
11.    The Company is not and, after giving effect to the offering and sale of the Corporate Units, will not be an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
12.    The statements set forth in the Pricing Disclosure Package and the Final Supplemented Prospectus under the heading “Material United States Federal Income Tax Considerations,” insofar as they purport to constitute summaries of matters of United States federal income tax law, constitute accurate summaries in all material respects subject to the qualifications set forth therein.
The attorneys in this firm that are rendering this opinion letter are members of the State Bar of Georgia and we do not purport to express any opinion herein concerning any law other than the laws of the State of Georgia, the federal law of the United States, the Delaware General Corporation Law and, to the extent set forth herein, the laws of the State of New York. As to all matters governed by or dependent upon the laws of the State of New York, we have, with your consent, relied upon the opinion of Hunton Andrews Kurth LLP dated the date hereof and addressed to you.
This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent. This opinion letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,

TROUTMAN PEPPER LOCKE LLP

[Letterhead of TROUTMAN PEPPER LOCKE LLP]
November 6, 2025
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

As Representatives of the Several Underwriters
THE SOUTHERN COMPANY
35,000,000 2025 Series A Equity Units
(Initially Consisting of 35,000,000 2025 Series A Corporate Units)
To the Addressees:

We have acted as counsel to The Southern Company (the “Company”) in connection with the Company’s issuance of 35,000,000 equity units (the “Equity Units”); each Equity Unit consisting of (i) a stock purchase contract issued by the Company pursuant to which the holder thereof will agree to purchase from the Company and the Company will agree to sell to the holder thereof on December 15, 2028, subject to earlier settlement or termination, or if such day is not a business day, the following business day, for an amount of cash equal to $50, shares of the Company’s common stock, par value $5 per share, to be calculated pursuant to the Purchase Contract and Pledge Agreement and (ii) (a) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025B Remarketable Senior Notes due 2030 (the “Series 2025B Notes”) and (b) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025C Remarketable Senior Notes due 2033 (the “Series 2025C Notes” and, together with the Series 2025B Notes, the “Notes”), pursuant to an Underwriting Agreement dated November 3, 2025 (the “Underwriting Agreement”) between the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). The Equity Units will initially be in the form of corporate units (the “Corporate Units”) and under certain circumstances, a holder may elect to create a treasury unit (a “Treasury Unit”) pursuant to the Purchase Contract and Pledge Agreement. Unless otherwise indicated, “Equity Units” refers to both Corporate Units and Treasury Units. The Series 2025B Notes will be issued pursuant to a Senior Note Indenture, dated as of January 1, 2007 (the “Base Indenture”), by and between the Company and Computershare Trust Company, N.A., as successor trustee (the “Trustee”), as heretofore amended and supplemented and as further supplemented by a thirty-fifth supplemental indenture, dated as of November 6, 2025, to the Base

Indenture relating to the Series 2025B Notes (the “Thirty-Fifth Supplemental Indenture”), between the Company and the Trustee. The Series 2025C Notes will be issued pursuant to the Base Indenture, as heretofore amended and supplemented and as further supplemented by a thirty-sixth supplemental indenture, dated as of November 6, 2025, to the Base Indenture relating to the Series 2025C Notes (the “Thirty-Sixth Supplemental Indenture” and, together with the Thirty-Fifth Supplemental Indenture, the “Supplemental Indentures”), between the Company and the Trustee. This letter is being delivered to you as Representatives pursuant to Section 7(b)(1) of the Underwriting Agreement.

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In the above capacity, we have examined the Company’s registration statement on Form S-3 (File No. 333-277138) pertaining to the Corporate Units and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s prospectus dated February 16, 2024 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated November 3, 2025 (the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2024, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025 and the Current Reports on Form 8-K of the Company dated January 8, 2025, February 11, 2025, February 25, 2025, May 19, 2025, May 20, 2025 (three reports), May 21, 2025, July 1, 2025, July 10, 2025 and July 21, 2025 and the Current Reports on Form 8-K/A of the Company dated December 5, 2024 (filed February 11, 2025), February 11, 2025 (filed May 27, 2025) and July 10, 2025 (filed July 18, 2025) (together, the “Pricing Exchange Act Documents”); and a prospectus supplement dated November 3, 2025 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated November 3, 2025 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus prepared by the Company and filed with the Commission on November 3, 2025 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
We have participated in various conferences with the Company, its representatives, representatives of the independent public or certified public accountants of the Company and your counsel at which the contents of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained therein (other than as specified in opinion paragraphs 7 and 12 of our opinion to you related to the Operative Documents and the matters of United States federal income tax law dated of even date herewith). However, on the basis of the foregoing, we advise you that nothing has come to our attention which has caused us to believe that:
(i)    the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading,
(ii)    the Pricing Disclosure Package (including the Pricing Exchange Act Documents), as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or
(iii)    the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements, including the schedules and notes thereto, or any other financial and accounting data and the statistical data derived therefrom contained, incorporated by reference or referred to in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents.
Subject to and on the basis of the foregoing, we further advise you that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of November 3, 2025, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that each Exchange Act Document, as of its date of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief as to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or Exchange Act Documents.
This letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. This letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,

TROUTMAN PEPPER LOCKE LLP

Schedule VI
[Letterhead of Emmet, Marvin & Martin LLP]
November 6, 2025
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

As Representatives of the Several Underwriters
The Southern Company
30 Ivan Allen Jr. Blvd., N.W.
Atlanta, Georgia 30308
THE SOUTHERN COMPANY
$875,000,000 Series 2025B Remarketable Senior Notes due 2030
$875,000,000 Series 2025C Remarketable Senior Notes due 2033
To the Addressees:
We have acted as counsel to Computershare Trust Company, N.A. (“Computershare”), as successor trustee (the “Trustee”) under the Senior Note Indenture, dated as of January 1, 2007 (the “Base Indenture”), by and between The Southern Company (the “Company”) and the Trustee, as heretofore amended and supplemented and as further supplemented by (i) a thirty-fifth supplemental indenture to the Base Indenture, dated as of November 6, 2025 (the “Thirty-Fifth Supplemental Indenture”), between the Company and the Trustee relating to the Company’s issuance of $875,000,000 aggregate principal amount of its Series 2025B Remarketable Senior Notes due 2030 (the “Series 2025B Notes”) and (ii) a thirty-sixth supplemental indenture to the Base Indenture, dated as of November 6, 2025 (the “Thirty-Sixth Supplemental Indenture”), between the Company and the Trustee relating to the Company’s issuance of $875,000,000 aggregate principal amount of its Series 2025C Remarketable Senior Notes due 2033 (the “Series 2025C Notes” and, together with the Series 2025B Notes, the “Notes”). The Thirty-Fifth Supplemental Indenture, the Thirty-Sixth Supplemental Indenture and the Base Indenture are herein referred to collectively as the “Indenture.”
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For purposes of this opinion, we have reviewed the Indenture and such other documents, records and papers, and satisfied ourselves as to such other matters, as we have deemed necessary or appropriate for this opinion. As to questions of fact material to this opinion, we have relied on certificates of Computershare and of public officials. In such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies or forms and the authenticity of the originals of such latter documents. We have assumed that Computershare has been duly formed and that the Indenture has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of, and is enforceable in accordance with its terms against, the Company.
Based upon the foregoing and subject to the qualifications below, we are of the opinion that:
1)    Based solely on a certificate from the Comptroller of the Currency, Computershare is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise fiduciary powers and perform its obligations under the Indenture.

2)    The Supplemental Indentures have been duly authorized, executed and delivered by Computershare and the Indenture constitutes a valid and binding agreement of Computershare enforceable against Computershare in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of reasonableness, good faith and fair dealing.

We are members of the Bar of the State of New York and, for purposes of this opinion letter, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the federal law of the United States. The opinions expressed herein are based as to matters of law solely on applicable provisions of the following, as currently in effect: (i) as to the opinions expressed in paragraphs (1) and (2), the National Bank Act and the regulations of the Office of the Comptroller of the Currency published in 12 C.F.R. Parts 1-199 and (ii) as to the opinion expressed in paragraph (2), subject to the exclusions and limitations set forth in this opinion letter, internal New York law.

This opinion letter is solely for your benefit in connection with the issuance and sale by the Company of the Notes and may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, without our prior written consent, except that copies of this opinion letter may be furnished to, but not relied upon by, (i) your independent auditors, advisors and legal counsel, or (ii) any person in order to comply with any subpoena, order, regulation, ruling or request of any judicial, administrative, governmental, supervisory or legislative body or committee or any self-regulatory body.

Very truly yours,

VI-2

Schedule VII
[Letterhead of HUNTON ANDREWS KURTH LLP]
November 6, 2025
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

As Representatives of the Several Underwriters
THE SOUTHERN COMPANY
35,000,000 2025 Series A Equity Units
(Initially Consisting of 35,000,000 2025 Series A Corporate Units)
To the Addressees:
We have represented the Underwriters (as hereinafter defined) in connection with the issuance by The Southern Company (the “Company”) of 35,000,000 equity units (the “Equity Units”); each Equity Unit consisting of (i) a stock purchase contract (a “Purchase Contract”) issued by the Company pursuant to which the holder thereof will agree to purchase from the Company and the Company will agree to sell to the holder thereof on December 15, 2028, subject to earlier settlement or termination, or if such day is not a business day, the following business day, for an amount of cash equal to $50, shares of the Company’s common stock, par value $5 per share (the “Shares”), to be calculated pursuant to the Purchase Contract and Pledge Agreement (as hereinafter defined) and (ii) (a) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025B Remarketable Senior Notes due 2030 (the “Series 2025B Notes”) and (b) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025C Remarketable Senior Notes due 2033 (the “Series 2025C Notes” and, together with the Series 2025B Notes, the “Notes”), pursuant to an Underwriting Agreement dated November 3, 2025 (the “Underwriting Agreement”) between the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). The Equity Units will initially be in the form of corporate units (the “Corporate Units”) and under certain circumstances, a holder may elect to create a treasury unit (a “Treasury Unit”) pursuant to the Purchase Contract and Pledge Agreement. Unless otherwise indicated, “Equity Units” refers to both Corporate Units and Treasury Units. The Series 2025B Notes will be issued pursuant to a Senior Note Indenture, dated as of January 1, 2007 (the “Base
VII-1

Indenture”), by and between the Company and Computershare Trust Company, N.A., as successor trustee (the “Trustee”), as heretofore amended and supplemented and as further supplemented by a thirty-fifth supplemental indenture, dated as of November 6, 2025, to the Base Indenture relating to the Series 2025B Notes (the “Thirty-Fifth Supplemental Indenture”), between the Company and the Trustee. The Series 2025C Notes will be issued pursuant to the Base Indenture, as heretofore supplemented and as further supplemented by a thirty-sixth supplemental indenture, dated as of November 6, 2025, to the Base Indenture relating to the Series 2025C Notes (the “Thirty-Sixth Supplemental Indenture” and, together with the Thirty-Fifth Supplemental Indenture, the “Supplemental Indentures”), between the Company and the Trustee. The Supplemental Indentures and the Base Indenture are herein referred to collectively as the “Indenture.” This opinion letter is being delivered to you as Representatives pursuant to Section 7(b)(3) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In rendering the opinions expressed below, we have examined the following documents:
(a)     The Company’s registration statement on Form S-3 (File No. 333-277138) pertaining to the Corporate Units and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);
(b)     The Company’s prospectus dated February 16, 2024 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated November 3, 2025 (together with the Pricing Exchange Act Documents (as hereinafter defined) the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;
(c)     The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2024, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025 and the Current Reports on Form 8-K of the Company dated January 8, 2025, February 11, 2025, February 25, 2025, May 19, 2025, May 20, 2025 (three reports), May 21, 2025, July 1, 2025, July 10, 2025 and July 21, 2025 and the Current Reports on Form 8-K/A of the Company dated December 5, 2024 (filed February 11, 2025), February 11, 2025 (filed May 27, 2025) and July 10, 2025 (filed July 18, 2025) (together, the “Pricing Exchange Act Documents”);
(d)     The Company’s prospectus supplement dated November 3, 2025 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated November 3, 2025 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
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(e)     An executed copy of the Indenture;
(f)     An executed copy of the Purchase Contract and Pledge Agreement, dated as of November 6, 2025 (the “Purchase Contract and Pledge Agreement”), between the Company and U.S. Bank Trust Company, National Association, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary;
(g)     An executed copy of the Underwriting Agreement;
(h)     The free writing prospectus prepared by the Company and filed with the Commission on November 3, 2025 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”); and
(i)     The Company’s Restated Certificate of Incorporation, as amended, and Amended and Restated By-Laws.
The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificates representing the Corporate Units, the Treasury Units and the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.
The Indenture, the Purchase Contract and Pledge Agreement, the Purchase Contracts, the Notes and the Corporate Units are referred to collectively herein as the “Operative Documents.”
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate authority to conduct the business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.
2.    The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.
3.    All orders, consents or other authorizations or approvals of the Commission legally required for the issuance and sale of the Corporate Units have been obtained; such orders are sufficient for the issuance and sale of the Corporate Units; the issuance and sale of the
VII-3

Corporate Units conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval pursuant to the Delaware General Corporation Law or of any State of New York or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Corporate Units in accordance with the terms of the Underwriting Agreement.
4.    The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company’s obligations under the Indenture may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.    The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the Notes may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    The Corporate Units have been duly authorized and executed by the Company and, when authenticated by the Purchase Contract Agent in the manner provided in the Purchase Contract and Pledge Agreement and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the Corporate Units may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
7.    Each of the Operative Documents conforms as to legal matters in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.
8.    The Shares to be issued and sold by the Company upon settlement of the Purchase Contracts have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contract and Pledge Agreement, will be duly authorized, validly issued, fully paid and non-assessable and the issuance thereof will not be subject to preemptive or other similar rights of any shareholder of the Company under (A) the statutes, judicial and administrative decisions, and the rules and regulations of the governmental agencies of the State of Delaware, (B) the Company’s Restated Certificate of Incorporation, as
VII-4

amended, or Amended and Restated By-Laws or (C) any instrument, document, contract or other agreement filed as an exhibit to the Registration Statement.
9.    The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.
10.    The execution and delivery by the Company of the Operative Documents, and the consummation of the transactions contemplated thereby, do not, and the compliance by the Company of its obligations under the Operative Documents will not, result in any violation of (i) the Restated Certificate of Incorporation, as amended, or Amended and Restated By-Laws of the Company or (ii) any existing applicable law, rule, or regulation of the State of New York or the Delaware General Corporation Law.
We do not purport to express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States and the Delaware General Corporation Law.
This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Troutman Pepper Locke LLP may rely on this opinion letter in giving its opinions pursuant to Section 7 of the Underwriting Agreement and Sections 102, 302 and 904 of the Indenture and Sections 1.02 and 3.03 of the Purchase Contract and Pledge Agreement, insofar as such opinions relate to matters of New York law. This opinion letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,

HUNTON ANDREWS KURTH LLP

VII-5

[Letterhead of HUNTON ANDREWS KURTH LLP]
November 6, 2025
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

As Representatives of the Several Underwriters
THE SOUTHERN COMPANY
35,000,000 2025 Series A Equity Units
(Initially Consisting of 35,000,000 2025 Series A Corporate Units)
To the Addressees:
We have represented the Underwriters (as hereinafter defined) in connection with the issuance by The Southern Company (the “Company”) of 35,000,000 equity units (the “Equity Units”); each Equity Unit consisting of (i) a stock purchase contract issued by the Company pursuant to which the holder thereof will agree to purchase from the Company and the Company will agree to sell to the holder thereof on December 15, 2028, subject to earlier settlement or termination, or if such day is not a business day, the following business day, for an amount of cash equal to $50, shares of the Company’s common stock, par value $5 per share, to be calculated pursuant to the Purchase Contract and Pledge Agreement and (ii) (a) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025B Remarketable Senior Notes due 2030 (the “Series 2025B Notes”) and (b) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s Series 2025C Remarketable Senior Notes due 2033 (the “Series 2025C Notes” and, together with the Series 2025B Notes, the “Notes”), pursuant to an Underwriting Agreement dated November 3, 2025 (the “Underwriting Agreement”) between the Company and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). The Equity Units will initially be in the form of corporate units (the “Corporate Units”) and under certain circumstances, a holder may elect to create a treasury unit (a “Treasury Unit”) pursuant to the Purchase Contract and Pledge Agreement. Unless otherwise indicated, “Equity Units” refers to both Corporate Units and Treasury Units. The Series 2025B Notes will be issued pursuant to a Senior Note Indenture, dated as of January 1, 2007 (the “Base Indenture”), by and between the Company and Computershare Trust Company, N.A., as successor trustee (the “Trustee”), as heretofore amended and supplemented and as further supplemented by a thirty-fifth supplemental indenture, dated as of November 6, 2025, to the Base Indenture relating to the Series 2025B Notes (the “Thirty-Fifth
VII-6

Supplemental Indenture”), between the Company and the Trustee. The Series 2025C Notes will be issued pursuant to the Base Indenture, as heretofore amended and supplemented and as further supplemented by a thirty-sixth supplemental indenture, dated as of November 6, 2025, to the Base Indenture relating to the Series 2025C Notes (the “Thirty-Sixth Supplemental Indenture” and, together with the Thirty-Fifth Supplemental Indenture, the “Supplemental Indentures”), between the Company and the Trustee. This letter is being delivered to you as Representatives pursuant to Section 7(b)(3) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In the above capacity, we have examined the registration statement on Form S-3 (File No. 333-277138) pertaining to the Corporate Units and certain other securities filed by the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s prospectus dated February 16, 2024 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated November 3, 2025 (the “Pricing Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2024, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025 and the Current Reports on Form 8-K of the Company dated January 8, 2025, February 11, 2025, February 25, 2025, May 19, 2025, May 20, 2025 (three reports), May 21, 2025, July 1, 2025, July 10, 2025 and July 21, 2025 and the Current Reports on Form 8-K/A of the Company dated December 5, 2024 (filed February 11, 2025), February 11, 2025 (filed May 27, 2025) and July 10, 2025 (filed July 18, 2025) (together, the “Pricing Exchange Act Documents”); and a prospectus supplement dated November 3, 2025 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated November 3, 2025 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus prepared by the Company and filed with the Commission on November 3, 2025 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule II-A to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
We have participated in various conferences with the Company, its counsel, its representatives and representatives of the independent public or certified public accountants of the Company at which the contents of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained therein (other than as specified in opinion paragraph 7 of our
VII-7

opinion letter to you related to the Operative Documents dated of even date herewith). However, on the basis of the foregoing, we advise you that nothing has come to our attention which has caused us to believe that:
(i)    the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading,
(ii)    the Pricing Disclosure Package (including the Pricing Exchange Act Documents), as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or
(iii)    the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements, including the schedules and notes thereto, or any other financial and accounting data and the statistical data derived therefrom contained, incorporated by reference or referred to in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents.
Subject to and on the basis of the foregoing, we further advise you that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of November 3, 2025, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that each Exchange Act Document, as of its date of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief as to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents.
This letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. This letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,
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HUNTON ANDREWS KURTH LLP

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